                          PACKAGE VI SUPPLY AGREEMENT

              FOR NATURAL GAS IN SUPPORT OF 2000-2017 LNG SALES TO

                  CHINESE PETROLEUM CORPORATION UNDER BADAK VI


                                    BETWEEN


                                   PERTAMINA


                                      AND


                           VIRGINIA INDONESIA COMPANY
                           LASMO SANGA SANGA LIMITED
                             OPICOIL HOUSTON, INC.
                      UNION TEXAS EAST KALIMANTAN LIMITED
                        UNIVERSE GAS & OIL COMPANY, INC.
                                      AND
                         VIRGINIA INTERNATIONAL COMPANY




                               DATED: MAY 1, 1996
                          EFFECTIVE: OCTOBER 25, 1995

                          PACKAGE VI SUPPLY AGREEMENT
              FOR NATURAL GAS IN SUPPORT OF 2000-2017 LNG SALES TO
                  CHINESE PETROLEUM CORPORATION UNDER BADAK VI


         THIS SUPPLY AGREEMENT, made and entered into in Jakarta on May 1st, 1996, by and between PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA ("PERTAMINA"), on the one hand, and VIRGINIA INDONESIA COMPANY ("VICO"), LASMO SANGA SANGA LIMITED, OPICOIL HOUSTON, INC., UNION TEXAS EAST KALIMANTAN LIMITED, UNIVERSE GAS & OIL COMPANY, INC., and VIRGINIA INTERNATIONAL COMPANY (herein referred to collectively as "Contractors" and individually as "Contractor"), on the other hand,

                                  WITNESSETH:

         A. WHEREAS, Contractors individually own or control all of the interest of "Contractors" in that certain Amended and Restated Production Sharing Contract, dated April 23, 1990, but effective as of August 8, 1968 (such contract as hereafter amended is herein referred to as the "Amended and Restated Production Sharing Contract") and that certain Production Sharing Contract dated April 23, 1990, but effective as of August 8, 1998 (such contract as hereafter amended is herein referred to as the "Renewed Production Sharing Contract"). The Amended and Restated Production Sharing Contract and the Renewed Production Sharing Contract are herein referred to collectively as the "Production Sharing Contracts" and the area covered thereby is herein referred to as the "VICO Contract Area"; and

         B. WHEREAS, pursuant to the Production Sharing Contracts, each of PERTAMINA and Contractors is entitled to take and receive, sell and freely export its respective share of the Natural Gas produced and saved from the VICO Contract Area (the percentage share of such Natural Gas to which each of PERTAMINA and Contractors is entitled, as determined under the

Production Sharing Contracts, is herein referred to as the "Production Sharing Percentage" of such party); and

         C. WHEREAS, the reserves of Natural Gas in the VICO Contract Area exceed the reserves of Natural Gas committed to be produced, supplied and delivered by PERTAMINA and Contractors to meet a portion of PERTAMINA's existing obligations under LNG sales contracts, LPG sales contracts, and domestic gas sales contracts; and

         D. WHEREAS, PERTAMINA, with assistance from Contractors, has constructed and expanded and is further expanding the Natural Gas liquefaction and related facilities located at Bontang Bay, on the east coast of Kalimantan, Indonesia (herein referred to as the "Bontang Plant"); and

         E. WHEREAS, funds for the expansion of the liquefaction plant will be provided to PERTAMINA through financing of the cost of such expansion on terms, mutually agreeable to PERTAMINA and Contractors, which provide for the repayment of funds provided pursuant to such financing and the cost of such funds (repayment of funds and the cost of such funds are hereinafter referred to as "Financing Costs"); and

         F. WHEREAS, PERTAMINA and Contractors are parties to the Amended and Restated Bontang Processing Agreement dated as of February 9, 1988 (as from time to time amended, the "Processing Agreement"), which provides for the operation of the Bontang Plant and the payment of the costs of such operation (such costs as determined in accordance with the Processing Agreement are herein referred to as "Plant Operating Costs"); and

         G. WHEREAS, PERTAMINA and Contractors have agreed to use the Bontang Plant in part for the liquefaction of the VICO Contract Gas (as defined in Section 2.2 hereof) and the Other Contract Gas (as defined in Section 2.3 hereof); and

         H. WHEREAS, PERTAMINA, in collaboration with Contractors and its production sharing contractors in other contract areas in East Kalimantan (herein referred to as the "Other Contract Areas"), has entered into an LNG Sales and Purchase Contract dated October 25, 1995 ("Badak VI", and unless otherwise so stated, any terms defined in Badak VI shall have the same meanings when used herein) with Chinese Petroleum Corporation ("Buyer") pursuant to which PERTAMINA is obligated to sell to Buyer certain quantities of LNG on an ex ship basis; and

         I. WHEREAS, pursuant to Part Two, paragraph 2(f) 2 of the Memorandum of Understanding Re: Supply Agreements and Package VI Sales dated October 27, 1995, between PERTAMINA, Contractors and the production sharing contractors in the Other Contract Areas ("MOU"), the sales of LNG pursuant to Badak VI in respect of the period 2000 to 2017 are Package VI Sales as that term is defined in the MOU (herein referred to as "Package VI Badak VI Quantities"); and

         J. WHEREAS, arrangements for the transportation of the Package VI Badak VI Quantities and for the payment of costs respecting such transportation will be on terms mutually agreeable to PERTAMINA and Contractors (herein referred to as "Transportation Costs"); and

         K. WHEREAS, Badak VI provides that the Natural Gas to be processed into LNG and sold and delivered by PERTAMINA under Badak VI is to be produced from the areas in East Kalimantan covered by production sharing contracts between PERTAMINA and its suppliers, which consist of the VICO Contract Area and the Other Contract Areas; and

         L. WHEREAS, PERTAMINA and each Contractor desire to supply and deliver Natural Gas from the VICO Contract Area in support of the performance by PERTAMINA of an agreed portion of its obligations under Badak VI; and

         M. WHEREAS, each Contractor desires to dispose of its Production Sharing Percentage of the VICO Contract Gas (as herein defined) in accordance with the terms of this Supply Agreement,

         NOW, THEREFORE, the parties agree as follows:


                                   ARTICLE 1

                          EFFECTIVE DATE AND DURATION

         This Supply Agreement shall be effective as of October 25, 1995 and shall terminate on the date when all rights and obligations of Contractors hereunder have been satisfied.


                                   ARTICLE 2

                         SUPPLY COMMITMENT AND QUANTITY

         2.1 Net Gas Requirement. The total quantity of net Natural Gas required to be supplied and delivered out of proved economically recoverable reserves of Natural Gas in East Kalimantan for liquefaction and sale as Package VI Badak VI Quantities is estimated to be 1.7531 trillion standard cubic feet ("t.s.c.f."). Such quantity is herein referred to as the "Package VI Badak VI Net Gas Requirement". The Package VI Badak VI Net Gas Requirement is based on the Fixed Quantities for the years 2000-2017 which Buyer has committed to purchase pursuant to the terms of Badak VI.

         2.2 VICO Contract Gas. PERTAMINA and Contractors hereby commit and agree to supply and deliver from proved economically recoverable reserves of Natural Gas in specific fields within the VICO Contract Area sufficient Natural Gas (and LNG resulting from the liquefaction thereof) to meet a portion of the Package VI Badak VI Net Gas Requirement over the term of this Supply Agreement consisting of 0.3787 t.s.c.f., or 21.6% thereof, subject to
adjustment as provided in Section 2.4 hereof.   Such quantities of net Natural
Gas committed to be supplied pursuant to this Supply Agreement are herein referred to as the "VICO Contract Gas", and the above-stated percentage is herein referred to as the "Producers' Percentage". The specific fields from which the VICO Contract Gas will be committed, as well as the quantities committed from each field, will be identified in a supplemental memorandum of understanding to be entered into among PERTAMINA, Contractors and the production sharing contractors in the Other Contract Areas pursuant to the MOU ("Package VI Supplemental Memorandum").

         The quantities committed from each field are subject to revision from time to time, as the reserves from the fields may be updated and as additional data, from deliverability studies and otherwise, become available.

         2.3 Other Contract Gas. To meet the balance of the Package VI Badak VI Net Gas Requirement, constituting 1.3744 t.s.c.f., or 78.4% thereof, subject to adjustment as provided in Section 2.4 hereof, sufficient Natural Gas (and LNG resulting from the liquefaction thereof) will be committed for supply and delivery by PERTAMINA and its production sharing contractors from proved economically recoverable reserves of Natural Gas in the Other Contract Areas by separate supply agreements, similar hereto and compatible herewith, executed and delivered concurrently herewith (such amounts are herein collectively referred to as the "Other Contract Gas"). The specific fields from which the Other Contract Gas will be committed, as well as the quantities committed from each field, will be identified in the Package VI Supplemental Memorandum.

         2.4 DeGolyer and MacNaughton Certification. The amounts of net Natural Gas constituting the VICO Contract Gas and the Other Contract Gas are part of the estimates of proved economically recoverable reserves of Natural Gas as certified by the independent consultant firm of DeGolyer and MacNaughton in written statements based on data available on April 30, 1995.

         The quantities for the VICO Contract Gas and the Other Contract Gas set forth in Sections 2.2 and 2.3 hereof and the Producers' Percentage were established by PERTAMINA at a meeting on May 29, 1995, of the East Kalimantan Gas Reserves Management Committee to be used only on a provisional basis until such time as the identity of the participating fields and the quantities in each field which comprise the VICO Contract Gas, and the Other Contract Gas and the

Producers' Percentage shall be adjusted and documented in the Package VI Supplemental Memorandum in accordance with the MOU.

         2.5 Addendum. Upon completion of the adjustments provided for in Section 2.4 hereof but not later than April 30, 1996, PERTAMINA and Contractors shall execute an addendum to this Supply Agreement confirming the VICO Contract Area participating fields, the quantities in each field which comprise the VICO Contract Gas and the Other Contract Gas and the Producers' Percentage. Pending completion of such adjustments, the Producers' Percentage set out in Section 2.2 hereof shall be used on a provisional basis.

                                   ARTICLE 3

                           COORDINATION OF GAS SUPPLY

         The VICO Contract Gas and the Other Contract Gas may be produced from participating fields at times and production rates which may change from time to time during the term hereof so as to secure the optimal ultimate recovery of Natural Gas. The supply of Natural Gas from the VICO Contract Area and the Other Contract Areas will be coordinated by PERTAMINA so as to conserve and permit full utilization of such Natural Gas. The sources of supply, producing rates, quality of gas, metering and related matters shall be matters for study by the East Kalimantan Gas Reserves Management Committee, consisting of representatives from PERTAMINA, VICO, TOTAL Indonesie, Unocal Indonesia Company and Indonesia Petroleum, Ltd.


                                   ARTICLE 4

                   ADMINISTRATION, INSURANCE AND CONSULTATION

         4.1 LNG Sales Contract. PERTAMINA shall be responsible for the due and prompt administration of Badak VI for the benefit of PERTAMINA and Contractors. All matters which affect Badak VI or the sale, transportation and delivery of LNG thereunder will be administered by a representative to be appointed by PERTAMINA and the representative appointed by Contractors under Article 9 hereof. It is understood, however, that it will be necessary from time to time for PERTAMINA, as seller under Badak VI, to take certain administrative and operational actions without prior consultation where immediate action is required. Contractors will be promptly advised of any such action.

         4.2 Insurance. PERTAMINA shall ensure that the interests of it and each Contractor in respect of each cargo of LNG transported by PERTAMINA from the Bontang Plant to Buyer shall be adequately insured pursuant to arrangements mutually agreed to by PERTAMINA and each Contractor. PERTAMINA and each Contractor shall be entitled to receive its Production Sharing Percentage of the Producers' Percentage of any proceeds paid under a marine insurance policy covering a cargo of LNG being transported from the Bontang Plant. Such proceeds shall be remitted by the insurer directly to the bank designated as Trustee pursuant to Article 6 hereof.

         4.3 Consultation. PERTAMINA and Contractors agree to consult with each other freely on all matters relating to Badak VI. PERTAMINA and Contractors shall confer and agree as to any amendment to Badak VI or to any permitted action or election thereunder which constitutes a material adjustment in the quantities of LNG to be sold and delivered thereunder or a change in the terms thereof. At the request of any party hereto, a memorandum evidencing any such agreement shall be prepared as soon as feasible and signed by each party hereto.


                                   ARTICLE 5

                         TITLE, DELIVERY AND INVOICING

         5.1 Title. PERTAMINA will cause the LNG resulting from the liquefaction of the VICO Contract Gas and the Other Contract Gas to be delivered to Buyer at the Delivery Point. Title to each Contractor's share of the LNG resulting from the liquefaction of the VICO Contract

Gas shall pass to PERTAMINA at the same time as the passage of title from PERTAMINA to Buyer pursuant to Badak VI.

         5.2 Delivery and Invoicing. At the time of delivery of each cargo of LNG to Buyer at the Delivery Point, PERTAMINA will furnish Contractors with appropriate documentation to evidence the quantity and quality of LNG delivered, together with copies of the invoices to Buyer in respect of the sale of LNG in question. PERTAMINA will also furnish Contractors with a copy of each invoice or billing delivered to Buyer on account of interest or other payment obligation of Buyer pursuant to Badak VI concurrently with its being furnished to Buyer. Calculation of the Contract Sales Price, the amount of sales invoices and other billings to Buyer, and any adjustments, shall be reviewed and approved by PERTAMINA and Contractors prior to presentation to Buyer.


                                   ARTICLE 6

                            ENTITLEMENT AND PAYMENT

         6.1 Contractors' Entitlement. The amounts to be paid to each Contractor for its share of the LNG resulting from the liquefaction of Natural Gas to be supplied under this Supply Agreement shall be its Production Sharing Percentage of the Producers' Percentage of the sum of:

         (a) all amounts to be paid by Buyer to PERTAMINA for Package VI Badak VI Quantities;

         (b) all other amounts which Buyer shall become obligated to pay pursuant to Badak VI with regard to deliveries of Package VI Badak VI Quantities, including, but not limited to: (i) amounts payable by Buyer for its failure to take quantities it is obligated to purchase under Badak VI; (ii) any incremental payments applicable to make-up deliveries; and (iii) any interest accruing on overdue invoice payments;

         (c) amounts payable by insurers in respect of LNG resulting from the liquefaction of the VICO Contract Gas and the Other Contract Gas; and

         (d)          interest earned on any of the amounts referred to in this
                      Section 6.1.

         6.2 PERTAMINA Assignment of Contractor Percentage Share. In order to arrange for the receipt by each Contractor of the payments to which such Contractor is entitled under Section 6.1 hereof, PERTAMINA hereby assigns to each Contractor that Contractor's Production Sharing Percentage of the Producers' Percentage of all amounts referred to in Section 6.1 hereof.

         6.3 Method of Payment. Throughout the term of this Supply Agreement, all those payments referred to in Section 6.1 hereof shall be paid in U.S. Dollars, directly to BankAmerica International in New York City (or such other leading bank in the United States as shall be selected by PERTAMINA and approved by Contractors) pursuant to a trustee and paying agent agreement, the parties to which shall be PERTAMINA, Contractors, the production sharing contractors in the Other Contract Areas and the Trustee thereunder, as the same may be from time to time amended. Amounts so received by the Trustee shall be used for payment of (i) an agreed portion of Plant Operating Costs; (ii) Financing Costs; (iii) Transportation Costs; and (iv) other costs approved by PERTAMINA and Contractors. Amounts received by the Trustee, to the extent that they are not used for payment of the costs referred to in the preceding sentence, shall, insofar as they are applicable to the VICO Contract Gas, be disbursed to PERTAMINA and each Contractor in accordance with its Production Sharing Percentage at a bank or banks of its choice.

         6.4 Contractors' Right to Payment. The right of Contractors to the payments provided for in this Article 6 shall extend throughout the term of this Supply Agreement and shall not, except in the event of an occurrence contemplated in Section 7.3, be affected by the production rates or sources of Natural Gas supplied from the VICO Contract Gas or the Other Contract Gas from time to time during the term hereof.


                                   ARTICLE 7

                                 DELIVERABILITY

         7.1 Oversupply of VICO Contract Gas. If the quantities of net Natural Gas produced from the participating fields within the VICO Contract Area and delivered pursuant to this Supply Agreement exceed in the aggregate the quantity of the VICO Contract Gas, the Producers' Percentage (and the percentage of the revenues to be paid to PERTAMINA and Contractors hereunder) will not be increased, except in the event of an occurrence contemplated in
Section 7.3, and Contractors, together with PERTAMINA, will be credited with and have the right to receive revenue from future marketing opportunities in respect of a quantity of net Natural Gas from reserves in the Other Contract Areas equal to such excess quantities.

         7.2 Shortfall of VICO Contract Gas. If the quantities of net Natural Gas produced from the participating fields within the VICO Contract Area and delivered pursuant to this Supply Agreement are in the aggregate less than the quantity of the VICO Contract Gas, the Producers' Percentage (and the percentage of the revenues to be paid to PERTAMINA and Contractors hereunder) will not be reduced, except in the event of an occurrence contemplated in
Section 7.3, and the production sharing contractors in the Other Contract Areas and any new contract area, together with PERTAMINA, will be credited with and have the right to receive revenue from future marketing opportunities in respect of a quantity of net Natural Gas from reserves in the VICO Contract Area equal to excess quantities delivered from sources within the Gas Supply Area.

         7.3 Insufficiency of Deliverable Reserves. If an insufficiency of deliverable reserves of Natural Gas shall occur which precludes the delivery from participating field(s) within the VICO Contract Area or from participating field(s) within any of the Other Contract Areas of the aggregate amount of Natural Gas committed therefrom pursuant to this Supply Agreement or to any of the supply agreements referred to in Section 2.3 hereof over the term thereof, then such insufficiency shall be delivered from field(s), including but not limited to the participating field(s) within the area(s) not then experiencing an insufficiency of deliverable reserves, and the Producers' Percentage shall thereupon be adjusted (together with a corresponding adjustment to the VICO Contract Gas) to reflect the revised share of the net Natural Gas in support of PERTAMINA's obligations under Badak VI in respect of the period 2000 to 2017 which will be supplied and delivered from the VICO Contract Area over the term hereof, such adjustment in the Producers' Percentage to apply only to payments provided for in Article 6 received after the date thereof. The procedure for determining (i) an insufficiency in deliverable reserves, (ii) the allocation of the right to supply such insufficiency among the VICO Contract Area, the Other Contract Areas and any new contract area and (iii) the calculation of the future Producers' Percentage, shall be made in accordance with principles to be decided upon by PERTAMINA.


                                   ARTICLE 8

                         ARBITRATION AND GOVERNING LAW

         8.1 Arbitration. All disputes arising in connection with this Supply Agreement shall be finally settled by arbitration conducted in the English language in Paris, France, by three arbitrators under the Rules of Conciliation and Arbitration of the International Chamber of Commerce. Judgment upon the award rendered may be entered in any court having jurisdiction, or application may be made to such court for a juridical acceptance of the award and an order of enforcement, as the case may be.

         8.2 Governing Law. This Supply Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, United States of America.

                                   ARTICLE 9

                          CONTRACTORS' REPRESENTATIVE

         VICO is designated representative by Contractors for performance on behalf of Contractors of their obligations under Section 4.1 hereof and for the giving of notices, responses or other communications to and from Contractors under this Supply Agreement. Such representative may be changed by written notice to such effect from Contractors to PERTAMINA.


                                   ARTICLE 10

                                    NOTICES

         Any notices to the parties shall be in writing and sent by mail, cable, telex or facsimile to the following addresses:

         To PERTAMINA:

         PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA
         (PERTAMINA)
         Jalan Medan Merdeka Timur 1 A
         Jakarta 10110, Indonesia
         Attention:  Head of BPPKA

         Cable:  PERTAMINA, Jakarta, Indonesia
         Telex:  PERTAMINA, 44134 Jakarta
         Facsimile:  384-6932

         To Contractors:

         VIRGINIA INDONESIA COMPANY (VICO)
         6th Floor, Plaza Kuningan
         Menara Selatan
         Jl. H.R. Rasuna Said Kav. C11-14
         P.O. Box 2828
         Jakarta 12940, Indonesia
         Attention:  President - VICO Indonesia

         Cable:  VICO

         Telex:  62458
         Facsimile:  523-6894


         cc:          VIRGINIA INDONESIA COMPANY
                      One Houston Center
                      1221 McKinney
                      Suite 700
                      P.O. Box 1551
                      Houston, Texas 77251-1551
                      U.S.A.
                      Attention:  Chairman

                      Telex:  166-100
                      Facsimile:  (713) 754-6698

A party may change its address by written notice to the other parties.


                                   ARTICLE 11

                                 MISCELLANEOUS

        11.1 Amendment. This Supply Agreement shall not be amended or modified except by written agreement signed by the parties hereto.

        11.2 Successors and Assigns. This Supply Agreement shall inure to the benefit of, and be binding upon, PERTAMINA and each Contractor, their respective successors and assigns, provided that this Supply Agreement shall be assignable by a Contractor only if such Contractor concurrently assigns to the same assignee an equal interest in the Production Sharing Contracts.

        11.3 Exclusivity. The parties to this Supply Agreement shall be the only persons or entities entitled to enforce the obligations hereunder of the other parties hereto, and no persons or entities not parties to this Supply Agreement shall have the right to enforce any of the obligations hereunder of any of the parties hereto.

        11.4 Headings and Subheadings. The Article headings and subheadings used herein are for convenience of reference only.

        IN WITNESS WHEREOF, PERTAMINA and Contractors have caused their duly authorized representatives to execute this Supply Agreement as of the day and year first written above.



                                           CONTRACTORS:

PERUSAHAAN  PERTAMBANGAN                   VIRGINIA INDONESIA COMPANY
MINYAK  DAN  GAS  BUMI
NEGARA  (PERTAMINA)


By  /s/  F. ABDA'OE                        By /s/ C. M. REIMER
    ----------------------------              ---------------------------------
         F. Abda'oe                               C. M. Reimer


                                           LASMO SANGA SANGA LIMITED


                                           By /s/ J. HOGAN
                                              ---------------------------------
                                                  J. Hogan


                                           OPICOIL HOUSTON, INC.


                                           By /s/ C.Y. CHUNG
                                              ---------------------------------
                                                  C.Y. Chung


                                           UNION TEXAS EAST KALIMANTAN LIMITED


                                           By /s/ L.D. KALMBACH
                                              ---------------------------------
                                                  L.D. Kalmbach


                                           UNIVERSE GAS & OIL COMPANY, INC.


                                           By /s/ T. NORIMATSU
                                              ---------------------------------
                                                  T. Norimatsu

                                           VIRGINIA INTERNATIONAL COMPANY


                                           By /s/ J. HOGAN
                                              ---------------------------------
                                                  J. Hogan